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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported) March 3, 2004
                                                          -------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                          1-13936               52-1940834
      --------                      ---------------           ----------
(State or other Jurisdiction of       (Commission             (IRS Employer
 Incorporation or Organization)       File Number)          Identification No.)


         17 New England Executive Park, Burlington, Massachusetts 01803
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number,including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
         ------------

      On March 3, 2004, BostonFed Bancorp, Inc. (the "Company"), the parent of Boston Federal Savings Bank (the "Bank"), announced that at the Board meetings of the Company and the Bank held on February 26, 2004, the Boards were expanded to nine members and Mr. Richard J. Caturano was elected to serve on both Boards, effective March 1, 2004.

      The press release announcing the expansion of both the Company and Bank's Boards is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated March 3, 2004.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       BOSTONFED BANCORP, INC.



Dated: March 3, 2004                   By: /s/ John A. Simas
                                           -------------------------------------
                                            Name:  John A. Simas
                                            Title: Executive Vice President,
                                                    Chief Financial Officer
                                                    and Secretary